Dreyfus Florida
      Municipal Money
      Market Fund

      ANNUAL REPORT June 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Important Tax Information

                            23   Board Members Information

                            26   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                      Dreyfus Florida Municipal
                                                              Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Florida Municipal Money Market Fund, covering the 12-month period from July 1, 2001 through June 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Irace.

The economy has recently begun to show signs of recovery, signaling an end to the U.S. economic recession. Although the economy has gained strength, investors have remained cautious in the face of a declining stock market and the potential for rising interest rates. In this environment, municipal bonds have generally performed well, benefiting from a surge in demand from investors seeking a tax-advantaged investment alternative. The war on terror, instability in the Middle East and South Asia, and new disclosures of questionable accounting and management practices also contributed to the strong demand.

Nonetheless, tax-exempt bond yields have generally fallen along with short-term interest rates. For investors with long-term financial goals, the factors currently buffeting the financial markets should be viewed from a perspective measured in years rather than weeks or months. If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you balance near-term risks with potential long-term rewards. For our part, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2002




DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

How did Dreyfus Florida Municipal Money Market Fund perform during the period?

For the 12-month period ended June 30, 2002, the fund produced a yield of 1.46%. Taking into account the effects of compounding, the fund produced an effective yield of 1.47% during the same period.(1)

We attribute the fund's performance to declining interest rates during the first half of the reporting period and the sluggish pace of economic recovery during the second half, which caused tax-exempt money market yields to fall to and remain near historically low levels.

What is the fund's investment approach?

The fund seeks a high level of current income exempt from federal income tax and the Florida intangible personal property tax as is consistent with the preservation of capital and the maintenance of liquidity.

To pursue this goal, the fund normally invests substantially all of its net assets in municipal obligations that provide income exempt from federal income tax and will enable the fund's shares to be exempt from the Florida intangible personal property tax. In so doing, we employ two primary strategies. First, we attempt to add value by constructing a portfolio of high quality, tax-exempt money market instruments in which the fund invests. Second, we actively manage the fund's average maturity in anticipation of what we believe are supply-and-demand changes in Florida's short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the fund, which could enable the fund to take advantage of opportunities when short-term supply increases. Yields generally tend to rise when there is an increase in new-issue supply competing for investor interest. New securities that are generally issued with maturities in the one-year range may in turn cause us to lengthen the fund's average maturity. If we anticipate limited new-issue

                                                                 The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

supply, we may then look to extend the fund's average maturity in an effort to take advantage of then current opportunities. At other times, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

Before the reporting period began, the Federal Reserve Board (the "Fed") had already taken steps to stimulate renewed economic growth by reducing short-term interest rates aggressively. When terrorists attacked the United States on September 11, 2001, the Fed cut rates even further to help shore up the economy. By the end of 2001, the Fed had reduced the benchmark federal funds rate to 1.75%, its lowest level in 40 years. Yields on one-year tax-exempt notes fell to historically low levels in this environment.

In addition, tax-exempt money market yields declined in response to a highly volatile stock market, which caused investors to seek a relatively stable investment alternative for their assets. As a result, total assets invested in tax-exempt money market funds generally rose throughout the reporting period, creating additional downward pressure on yields.

Florida's fiscal condition worsened along with that of other states as the U.S. economy deteriorated. While Florida's economy was especially hurt by the downturn in tourism following the September 11 attacks, other areas of the state's economy helped cushion the blow. By the end of the reporting period, many vacationers had resumed travel and Florida's tourism industry began to recover.

As interest rates fell, we maintained the fund's weighted average maturity at a point that was longer than that of its peer group at the start of the reporting period. This position proved advantageous because it enabled us to lock in higher, then prevailing yields for as long as we deemed practical while short-term interest rates fell. Soon after 2002 began, however, it became clear that the Fed was not likely to reduce interest rates further and we gradually reduced the fund's weighted average maturity to enhance our ability to capture higher yields as they become available.


What is the fund's current strategy?

Because we believe there is currently little advantage to be gained by extending the fund's weighted average maturity, we have continued to maintain the fund's relatively defensive stance. In addition, because of the slow pace of economic recovery, we have focused primarily on short-term variable-rate demand notes and tax-exempt commercial paper. We expect this strategy to enable us to gain the flexibility we will need to capture higher yields if the economy gains momentum and the Fed moves closer to raising short-term interest rates. Of course, we are prepared to change our strategy and the fund's composition as market conditions evolve.

July 15, 2002

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. YIELD PROVIDED REFLECTS THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S YIELD WOULD HAVE BEEN LOWER.

                                                             The Fund

STATEMENT OF INVESTMENTS

June 30, 2002


                                                                                              Principal
TAX EXEMPT INVESTMENTS--100.9%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Boca Raton, Special Assessment Revenue, Refunding
  (Vision 90 Project)
   5%, 7/1/2002 (Insured; AMBAC)                                                                385,000                  385,000

Brevard County, Private School Revenue, VRDN
   (Holy Trinity Episcopal)
   1.30% (LOC; First Union Bank)                                                              2,555,000  (a)           2,555,000

Broward County:

  IDR, VRDN:

    (GB Instruments Inc. Project)
         1.38% (LOC; Bank of America)                                                         2,520,000  (a)           2,520,000

      (Rex Three Inc. Project)
         1.40% (LOC; First Union Bank)                                                        2,645,000  (a)           2,645,000

   Sales Tax Revenue, CP
      1.45%, 10/11/2002
      (Liquidity Facility; Dexia Credit Locale)                                               5,000,000                5,000,000

Broward County Airport Exempt Facility, Revenues, VRDN
  (Learjet Inc. Project)
   1.40% (LOC; Bank of America)                                                               1,300,000  (a)           1,300,000

Broward County Housing Finance Authority, VRDN:

  MFHR:

    (Golf View Gardens Apartments Project)
         1.37% (LOC; Regions Bank)                                                            8,850,000  (a)           8,850,000

      Refunding (Island Club Apartments)
         1.27% (Liquidity Facility; FHLM)                                                     3,835,000  (a)           3,835,000

   SFMR, Merlots Program
      1.42% (LOC: First Union Bank, FNMA and GNMA)                                               50,000  (a)              50,000

Charlotte County, Utility Revenue
   3.25%, 10/1/2002 (Insured; FGIC)                                                             575,000                  576,784

Collier County, Capital Improvement Revenue
   1.60%, 10/1/2002 (Insured; FGIC)                                                             130,000                  129,977

Dade County, Special Obligation Revenue, Refunding
   4.80%, 10/1/2002 (Insured; AMBAC)                                                            100,000                  100,657

Dade County Educational Facilities Authority, College and

  University Revenue, Refunding (University of Miami)
   5.50%, 4/1/2003 (Insured; MBIA)                                                              500,000                  514,659

Dade County Health Facilities Authority, HR, Refunding
  (North Shore Medical Center Project)
   6%, 8/15/2002 (Insured; AMBAC)                                                               200,000                  200,758

Dade County Industrial Development Authority, IDR, VRDN
  (Empire Art Products Project)
   1.45% (LOC; First Union Bank)                                                                400,000  (a)             400,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Dade County School District, GO Notes
   6.875%, 8/1/2002 (Insured; MBIA)                                                             125,000                  125,495

Duval County School District, GO Notes, Refunding
   5.90%, 8/1/2002 (Insured; AMBAC)                                                             150,000                  150,482

Escambia County Housing Finance Authority, SFMR, VRDN
   Merlots Program 1.42% (Liquidity Facility:
   First Union Bank, FNMA and GNMA)                                                           4,155,000  (a)           4,155,000

Florida Department of Transportation, GO Notes
  (Right of Way):
      6.40%, 7/1/2002                                                                           250,000                  250,000

      Refunding 4%, 7/1/2002                                                                    250,000                  250,000

Florida Development Finance Corporation, IDR, VRDN:
  (Byrd Technology Inc.):
      1.35% (LOC; SunTrust Bank)                                                              1,240,000  (a)           1,240,000
      1.45% (LOC; First Union Bank)                                                           1,630,000  (a)           1,630,000
      1.45%, Series B1 (LOC; Wachovia Bank)                                                   1,040,000  (a)           1,040,000
      1.45%, Series B3 (LOC; Wachovia Bank)                                                   2,000,000  (a)           2,000,000
      1.45%, Series B4 (LOC; Wachovia Bank)                                                   1,480,000  (a)           1,480,000

   (Inco Chemical Supply Co.)
      1.45% (LOC; First Union Bank)                                                           2,140,000  (a)           2,140,000

   (Increte LLC Project)
      1.45% (LOC; First Union Bank)                                                           2,600,000  (a)           2,600,000

   (Kelray Real Estate Project)
      1.45% (LOC; First Union Bank)                                                           1,050,000  (a)           1,050,000

   (Florida Steel Project)
      1.45% (LOC; First Union Bank)                                                           1,155,000  (a)           1,155,000

   (Retro Elevator Corp. Project)
      1.45% (LOC; First Union Bank)                                                             995,000  (a)             995,000

   (Sun and Skin Care Resource Project)
      1.45% (LOC; First Union Bank)                                                             940,000  (a)             940,000

   (Trese Inc. Project)
      1.45% (LOC; First Union Bank)                                                           1,500,000  (a)           1,500,000

Florida Division of Bond Finance Department

  General Services Revenues:
    (Department of Environmental Preservation 2000):
         6%, 7/1/2002 (Insured; MBIA)                                                         1,400,000                1,400,000
         6%, 7/1/2003 (Insured; AMBAC)                                                          100,000                  103,940

      (Department of National Resource Preservation 2000):
         5%, 7/1/2002 (Insured; FSA)                                                            200,000                  200,000
         6.25%, 7/1/2002 (Insured; MBIA)                                                        475,000  (b)             479,750

      Refunding (Department of Environmental Save Coast)
         4.30%, 7/1/2002 (Insured; AMBAC)                                                       240,000                  240,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------

Florida Housing Finance Agency, Housing Revenue, VRDN
   (Caribbean Key) 1.30% (LOC; Key Bank)                                                     10,600,000  (a)          10,600,000

Florida Housing Finance Corporation, MFHR, VRDN
  (Falls of Venice Project)
   1.47% (LOC; FNMA)                                                                          8,690,000  (a)           8,690,000

Florida Municipal Power Agency, Revenues
  (Stanton II Project)
   6.50%, 10/1/2002 (Insured; AMBAC)                                                            100,000  (b)             103,081

Hillsborough County Capital Improvement Program
   Sales Tax Revenue, Refunding
   5%, 8/1/2002 (Insured; FGIC)                                                                 350,000                  350,638

Hillsborough County Housing Finance Authority, SFMR
   2.85%, 8/1/2002 (LOC; AIG Funding Inc.)                                                    1,845,000                1,845,000

Homestead Special Insurance Assessment, Revenue
   5.25%, 3/1/2003 (Insured; MBIA)                                                              150,000                  153,213

Indian River County, GO Notes
   2.50%, 7/1/2002 (Insured; FSA)                                                               480,000                  480,000

Inland Protection Financing Corporation
  Special Obligation Revenue
   5%, 1/1/2003 (Insured; FSA)                                                                  100,000                  101,480

City of Jacksonville, VRDN:
  HR (University Medical Center Inc. Project)
      1.40% (LOC; J.P. Morgan Chase Bank & Co.)                                              14,100,000  (a)          14,100,000

   IDR (University of Florida Health Science Center)
      1.50% (Liquidity Facility; Bank of America)                                             1,600,000  (a)           1,600,000

Jacksonville Transportation Authority, GO Notes
   6.40%, 7/1/2002                                                                              100,000  (b)             101,000

Kissimmee, Water and Sewer Revenue, Refunding
   5.40%, 10/1/2002 (Insured; AMBAC)                                                            100,000                  100,927

Kissimmee Utility Authority, Electric Systems Revenue
   Refunding 3.50%, 10/1/2002 (Insured; AMBAC)                                                  750,000                  753,572

Lake County Industrial Development Authority
  Industrial Revenue, VRDN
  (U.S. Nutraceuticals LLC Project)
   1.45% (LOC; Huntington NB)                                                                 2,000,000  (a)           2,000,000

Lee County, Water and Sewer Revenue
   3.55%, 10/1/2002 (Insured; AMBAC)                                                            300,000                  301,154

Lee County Housing Finance Authority:

  MFHR, VRDN (Heron Pond Apartments)
      1.37% (LOC; Regions Bank)                                                               6,500,000  (a)           6,500,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Lee County Housing Finance Authority (continued):

  SFMR:
      Refunding 2.30%, 10/25/2002
         (GIC; Trinity Funding Corp.)                                                         6,100,000                6,100,000

      VRDN, Merlots Program
         1.42% (LOC: First Union Bank, FNMA and GNMA)                                         6,630,000  (a)           6,630,000

Lee County Industrial Development Authority, IDR, VRDN
  (Currier Roof Tile Project)
   1.45% (LOC; Huntington NB)                                                                 2,845,000  (a)           2,845,000

Marion County Industrial Development
   Authority, IDR, VRDN:

      Refunding (Florida Convalescent Centers Project)
         1.70% (LOC; Norwest Corp.)                                                             600,000  (a)             600,000

      (Universal Forest Products)
         1.45% (LOC; First Union Bank)                                                        2,500,000  (a)           2,500,000

Miami-Dade County Educational Facilities Authority

  College and University Revenue, Refunding
   4.60%, 4/1/2003 (Insured; AMBAC)                                                             200,000                  203,437

Miami-Dade County Industrial Development
   Authority, VRDN:

      IDR:

         (EEG Properties Inc. Project)
            1.45% (LOC; First Union Bank)                                                       975,000  (a)             975,000

         (Fine Art Lamps Project)
            1.35% (LOC; SunTrust Bank)                                                        2,700,000  (a)           2,700,000

         (Futurama Project)
            1.43% (LOC; SouthTrust Bank)                                                      1,415,000  (a)           1,415,000

      Industrial Revenue
         (Professional Modification)
         1.35% (LOC; Deutsche Bank)                                                          14,200,000  (a)          14,200,000

North Brevard Recreation Special District, Revenue

  Parks and Recreation Program
   4.25%, 7/1/2002 (Insured; AMBAC)                                                             435,000                  435,000

Orange County Health Facilities Authority
   Revenues, VRDN (Hospital Health Association)

   1.75% (GIC; CDC Funding Corp. and
   Liquidity Facility: Bank of Nova Scotia,
   BNP Paribas and The Bank of New York)                                                     10,000,000  (a)          10,000,000

Orange County Housing Finance Authority:

  Home Owner Revenue
      2.95%, 9/1/2002 (LOC: FNMA and GNMA)                                                      115,000                  115,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Orange County Housing Finance Authority (continued):

  MFHR:

    (Oakwood Project)
         4.45%, 10/1/2002 (LOC; Fleet Bank)                                                   6,000,000                6,000,000
    (Windsor Pines Partners)
         VRDN 1.47% (LOC; Bank of America)                                                    5,630,000  (a)           5,630,000

Palm Beach County, IDR, VRDN:
    (Palm Beach Bedding Co. Project)
      1.35% (LOC; First Union Bank)                                                           3,600,000  (a)           3,600,000
    Refunding (Eastern Metal Supply)
      1.40% (LOC; First Union Bank)                                                           4,250,000  (a)           4,250,000

Palm Beach County Educational Facilities Authority
    Educational Facilities Revenue, VRDN
     (Atlantic College) 1.30% (LOC; Bank of America)                                            8,000,000  (a)           8,000,000

Palm Beach County Housing Finance Authority
    MFHR, VRDN (Azalea Place Apartments Project)
    1.47% (LOC; SunTrust Bank)                                                                 2,600,000  (a)           2,600,000

Pinellas County Industrial Development
    Authority, IDR, VRDN:
      (Sure-Feed Engineering Project)
         1.40% (LOC; Bank of America)                                                           150,000  (a)             150,000
      (Ven Tel Plastics Project)
         1.40% (LOC; First Union Bank)                                                        4,495,000  (a)           4,495,000

Putnam County Development Authority, PCR, VRDN
    (National Rural Utilities-Seminole Electric):
      1.55%, Series H-1                                                                         450,000  (a)             450,000
      1.55%, Series H-2                                                                         580,000  (a)             580,000

St. John's County Housing Finance Authority
    MFHR, VRDN (Ponce Harbor Apartment)
    1.35% (LOC; SouthTrust Bank)                                                               6,000,000  (a)           6,000,000

St. Lucie County, IDR, VRDN
    (A-1 Roof Trusses Co. Project)
     1.48% (LOC; SouthTrust Bank)                                                               1,375,000  (a)           1,375,000

SouthEast Volusia Hospital District, Revenues, VRDN
    (Bert Fish Medical Center)
    1.40% (LOC; SouthTrust Bank)                                                                 400,000  (a)             400,000

Sumter County Industrial Authority, Revenues, VRDN
  (Villages Tri-County Medical Center)
   1.35% (LOC; Huntington NB)                                                                 4,000,000  (a)           4,000,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
-------------------------------------------------------------------------------------------------------------------------------

Sunshine State Governmental Financing Commission, CP:
  1.50%, 11/8/2002 (Liquidity Facility; Landesbank
      Hessen-Thuringen Girozentrale)                                                          4,000,000                4,000,000

   (Coral Gables)
      1.45%, 11/8/2002 (Liquidity Facility; Toronto
      Dominion Bank)                                                                          3,000,000                3,000,000

City of Tallahassee:
  GO Notes, Refunding
      3%, 10/1/2002 (Insured; FGIC)                                                           1,000,000                1,001,977
   IDR, VRDN
      (Rose Printing Co. Inc. Project)
      1.45% (LOC; First Union Bank)                                                           2,200,000  (a)           2,200,000

City of Tampa:
  Educational Facilities Revenue, VRDN
    (Trinity School Children Project)
      1.28% (LOC; Regions Bank)                                                               5,620,000  (a)           5,620,000

   Revenue, Refunding
      (Health Systems-Catholic Health East)
      5.50%, 11/15/2002 (Insured; MBIA)                                                       1,000,000                1,012,147

   Sales Tax Revenue
      3.25%, 10/1/2002 (Insured; AMBAC)                                                       1,280,000                1,283,488

   Water and Sewer Revenue
      6.50%, 10/1/2002                                                                          100,000  (b)             100,171

West Palm Beach, Public Service Tax Revenue
   3.75%, 3/1/2003 (Insured; AMBAC)                                                             500,000                  505,741

Winter Haven, Utility Systems Revenue, Refunding and
  Improvement 3.95%, 10/1/2002
   (Insured; MBIA)                                                                              300,000                  301,453
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $217,240,941)                                                             100.9%             217,240,981

LIABILITIES LESS, CASH AND RECEIVABLES                                                              (.9%)             (1,908,284)

NET ASSETS                                                                                        100.0%             215,332,697

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                          Assurance Corporation

CP                        Commercial Paper

FGIC                      Financial Guaranty Insurance
                          Company

FHLM                      Federal Home Loan Mortgage

FNMA                      Federal National Mortgage
                          Association

FSA                       Financial Security Assurance

GIC                       Guaranteed Investment Contract

GNMA                      Government National Mortgage
                          Association

GO                        General Obligation

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

MBIA                      Municipal Bond Investors
                          Assurance Insurance
                          Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

SFMR                      Single Family Mortgage Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's                         Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+, F1                          VMIG1, MIG1, P1                 SP1+, SP1, A1+, A1                               68.7

AAA, AA, A (c)                   Aaa, Aa, A (c)                  AAA, AA, A (c)                                   11.7

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                    19.6

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG AND SP RATED ARE REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(E)  AT JUNE 30, 2002, THE FUND HAD $77,604,873 (36% OF NET ASSETS) AND
     $63,340,000 (29.4% OF NET ASSETS) INVESTED IN SECURITIES WHOSE PAYMENT OF
     PRINCIPAL AND INTEREST IS DEPENDENT UPON REVENUES GENERATED FROM HOUSING
     PROJECTS AND INDUSTRIAL REVENUE, RESPECTIVELY.


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           217,240,941   217,240,981

Interest receivable                                                     569,327

Prepaid expenses                                                         13,857

                                                                    217,824,165
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            94,494

Cash overdraft due to Custodian                                       2,336,054

Accrued expenses                                                         60,920

                                                                      2,491,468
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      215,332,697
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     215,333,106

Accumulated net realized gain (loss) on investments                        (449)

Accumulated gross unrealized appreciation of investments                     40
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      215,332,697
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of
  Beneficial Interest authorized)                                   215,333,106

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS
Year Ended June 30, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,817,766

EXPENSES:

Management fee--Note 2(a)                                            1,193,595

Shareholder servicing costs--Note 2(b)                                 124,914

Trustees' fees and expenses--Note 2(c)                                  48,849

Professional fees                                                       38,153

Custodian fees                                                          33,481

Prospectus and shareholders' reports                                    18,414

Registration fees                                                       12,835

Miscellaneous                                                           14,543

TOTAL EXPENSES                                                       1,484,784

Less--reduction in management fee due to
  undertaking--Note 2(a)                                               (82,971)

NET EXPENSES                                                         1,401,813

INVESTMENT INCOME--NET                                               3,415,953
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                 15,409

Net unrealized appreciation (depreciation) on investments              (11,317)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                   4,092

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,420,045

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                        Year Ended June 30,
                                             -----------------------------------
                                                     2002               2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,415,953          7,468,774

Net realized gain (loss) from investments          15,409              9,475

Net unrealized appreciation (depreciation)
   of investments                                 (11,317)             7,739

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    3,420,045          7,485,988
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (3,415,953)        (7,468,774)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 802,157,420        714,182,148

Dividends reinvested                            3,039,470          6,625,372

Cost of shares redeemed                      (808,912,209)      (694,683,081)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS       (3,715,319)        26,124,439

TOTAL INCREASE (DECREASE) IN NET ASSETS        (3,711,227)        26,141,653
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           219,043,924        192,902,271

END OF PERIOD                                 215,332,697        219,043,924

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                          Year Ended June 30,
                                                             -----------------------------------------------------------------------

                                                                 2002            2001            2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                             1.00            1.00            1.00           1.00           1.00

Investment Operations:

Investment income--net                                           .015            .033            .031           .027           .031

Distributions:

Dividends from investment income--net                           (.015)          (.033)          (.031)         (.027)         (.031)

Net asset value, end of period                                   1.00            1.00            1.00           1.00           1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 1.46            3.34            3.18           2.71           3.12
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .59             .60             .60            .57            .59

Ratio of net investment income
   to average net assets                                         1.43            3.26            3.15           2.67           3.08

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                        .03             .04             .05            .09            .10
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         215,333         219,044         192,902        176,345        164,923


SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Florida Municipal Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premium and discount on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

of the custody agreement, the fund received net earnings credits of $29,074 during the period ended June 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At June 30, 2002, the components of accumulated earnings on a tax basis was substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended June 30, 2002 and June 30, 2001, respectively, were all tax exempt income.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to June 30, 2002. If not applied $449 of the carryover expires in fiscal 2006.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at an annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken through June 30, 2002, to reduce the management fee paid by the fund to the extent that if the fund's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .60 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $82,971 during the period ended June 30, 2002.

(B)  Under  the   Shareholder   Services  Plan,  the  fund  reimburses  the
Distributor, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2002, the fund was charged $85,908 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2002, the fund was charged $27,916 pursuant to the transfer agency agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receives 50% of the annual retainer fee and a per meeting fee paid at the time the Board member achieves emeritus status.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Florida Municipal Money Market Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Florida Municipal Money Market Fund, including the statement of investments, as of June 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Florida Municipal Money Market Fund at June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


                                          [ERNST & YOUNG LLP SIGNATURE LOGO]

New York, New York
August 7, 2002

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended June 30, 2002 as "exempt-interest dividends" (not subject to regular federal income tax and, for individuals who are Florida residents, not subject to taxation by Florida).


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                                --------------

Gordon J. Davis (60)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Partner with the law firm of LeBoeuf, Lamb, Greene & MacRae

* President of Lincoln Center for the Performing Arts, Inc.

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Consolidated Edison, Inc., a utility company

* Phoenix Co. Inc.

* Board Member/Trustee for various not-for-profit groups

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 30

                                --------------

David P. Feldman (62)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* AT&T Investment Management Corporation, Chairman and Chief Executive Officer (Retired 1997)

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 Funds)

* The Jeffrey Company, a private investment company

* QMED, a medical devise company

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 54

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Lynn Martin (62)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Professor, J.L. Kellogg Graduate School of Management, Northwestern Universit

* Advisor to the international accounting firm of Deloitte & Touche, LLP and chair to its Council for the Advancement of Women

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Harcourt General, Inc., a publishing and information provider company

* SBC Communications, Inc.

* Ryder Systems, Inc., a supply chain and transportation management company

* The Proctor & Gamble Co., a consumer company

* TRW, Inc., an aerospace and automotive equipment company

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                                --------------

Daniel Rose (72)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman and Chief Executive Officer of Rose Associates, Inc.

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Director and Vice Chairman of Baltic-American Enterprise Fund

* President of Harlem Educational Activities Fund, Inc.

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                                --------------

Philip L. Toia (69)

Board Member (1997)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Vice Chairman, Administration and Operations of The Dreyfus Corporation, a subsidiary of Mellon Bank (Retired January 1997)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15


Sander Vanocur (74)

Board Member (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Old Owl Communications, a full-service communications firm

NO.OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                                --------------

Anne Wexler (71)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds

* Comcast Corporation, a telecommunications company

* Methanex Corporation, a methanol producing company

* Member of the Council of Foreign Relations and National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

EUGENE MCCARTHY, EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 80 portfolios) managed by the Manager. He is 40 years old, and has been an employee of the Manager since August 1984.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.


NOTES


                 For More Information

                        Dreyfus Florida
                        Municipal Money
                        Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  741AR0602